AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
	1	2

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
91003120F0312P00026	DEC 15, 2020	EDOFSA-21-000074	

6. ISSUED BY — CODE: FSA-ACQ
US Department of Education
FSA - Acquisitions, 830 First St NE - Suite 91F3
Washington DC 20202

7. ADMINISTERED BY *(If other than Item 6)* — CODE:
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*
NELNET SERVICING, LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 68508
DUNS: 831078626
Cage Code: 5JZQ5

(X) 9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED *(SEE ITEM 11)*

☐ 10A. MODIFICATION OF CONTRACT/ORDER NUMBER
ED-FSA-09-D-0013/91003120F0312

10B. DATED *(SEE ITEM 13)*
NOV 26, 2019

CODE 00030812 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

Modification Amount: $6,000,000.00
Modification Obligated Amount: $6,000,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER *(Specify type of modification and authority)* FAR 52.217-9 - Option to Extend the Terms of the Contract (MAR 2000)

E. IMPORTANT: Contractor ☐ is not ☐ is required to sign this document and return __________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to provide funding and exercise Option Period I. The period of performance is from 12/15/2020 through 6/14/2021. All other terms and conditions remain unchanged and in full effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
	Elvis Taylor, Contracting Officer 202-377-4013 elvis.taylor@ed.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		Elvis Taylor Digitally signed by Elvis Taylor Date: 2020.12.10 17:18:02 -05'00' *(Signature of Contracting Officer)*	DEC 10, 2020

Previous edition unusable
STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE Continued ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Contracting Officer: Elvis Taylor, 202-377-4013, elvis.taylor@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None (New Line Item) Budget Initiative: Servicing Operations 1003 Provide Direct Loan Services such as Call Center and Financial Reporting - Nelnet Accounting and Appropriation Data: 0202M2021.A.2021.ENB00000.6N5.2521A.AAG.000. 0000.000000 $6,000,000.00 1.00 SE 6,000,000.00 6,000,000.00 PAGE 2 OF 2 ED-FSA-09-D-0013/91003120F0312P00026